EASTCLIFF FUNDS, INC.

Supplement dated May 1, 2001 to
Prospectus dated October 31, 2000

               The following discussion supplements the discussion under the caption "MANAGEMENT OF THE FUNDS" on pages 14 through 16 of the Prospectus:

               a. On March 29, 2001, the shareholders of each of the Eastcliff Funds approved a new investment advisory agreement which took effect on May 1, 2001 when Resource Companies, Inc. merged into U.S. Trust Corporation. The new investment advisory agreement contains substantially the same terms and conditions, including compensation rate, as the former investment advisory agreements for each of the Eastcliff Funds, and is, in effect, a combination of the former agreements.

               Following the above-referenced merger, The Charles Schwab Corporation became the ultimate corporate parent of Resource Capital Advisers, Inc.

               b. On March 29, 2001, the shareholders of the Eastcliff Total Return Fund approved a new sub-advisory agreement with Palm Beach Investment Advisers, LLC, the portfolio manager for the Total Return Fund. The new sub-advisory agreement took effect on March 29, 2001. The new sub-advisory agreement is substantially similar to the former sub-advisory agreement.

               AAM Palm Beach, LLC, an Illinois limited liability company controls Palm Beach Investment Advisers, LLC, as it purchased 100% of the outstanding capital interests of Palm Beach Investment Advisers, LLC from a subsidiary of Resource Capital Advisers, Inc.


                                      * * *

               Shareholders who have questions concerning the Eastcliff Funds should call 1-800-595-5519 or write to:

     Eastcliff Funds, Inc.
     Attention:  Corporate Secretary
     1400 Peavey Building
     730 Second Avenue South
     Minneapolis, Minnesota 55402